Elephant Talk Communications, Inc.

(Symbol: ETAK)

September 2009

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Elephant Talk. Forward-looking statements are based largely on expectations and projections about events and Future trends and are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements can be identified by terminology such as "anticipate,“ "believe," "could," “could increase the likelihood," "estimate," "expect,“ "intend," "is planned," "may,“ "should," "will," "will enable,“ "would be expected,“ "look forward," "may provide," "would" or similar terms, variations of such terms or the negative of those terms. Elephant Talk's actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward-looking statements. This presentation includes annualized revenue models and pro forma financial information that is based Upon assumptions and estimates that management believes are Reasonable based on currently available information; however, management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from expectations. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in Elephant Talk's filings with the SEC. Elephant Talk's filings with the SEC are accessible on the SEC's website at (http:///www.sec.gov). Forward looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward-looking statements.

Investment Opportunity

- Elephant Talk projects deploying its next generation Mobile Telecom Platform in 10 countries by 2012*
- Steven van der Velden, our Chairman and CEO, was involved in the acquisition of Telfort NV through his shareholdings in a private equity fund, Nethave. Telfort NV was acquired for 25 million Euro's in 2002. It subsequently changed its business model to accommodate private label mobile telephony (Elephant Talk's model), and was sold for 1.1 billion Euro's in 2006.
- Management has positioned Elephant Talk with the same business model as Telfort NV but with the internally developed critical technology, ET Boss, the first software platform that unifies all functions for fixed, mobile and wireless to offer easy to manage private label telephony at a much lower operational cost.
- Elephant Talk is preparing to launch a "killer application"; a service that prevents credit card fraud; it authenticates a transaction by correlating a user's identity between their credit card and cell phone.
- Elephant Talk has signed contracts with T Mobile in the Netherlands and Vizzazi Espana, a Vodafone Group Company, in Spain.

** These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from expectations.*

Elephant Talk's ET Boss Operating Platform



MicroSoft Windows,
Oracle Database





Elephant Talk,
ET Boss



Integrates data, voice, and messaging; like other leading software companies, Elephant Talk reduces over 20 telecommunication software systems to just 1 platform, ET Boss

Legacy Telco vs ETAK Network


20 to 40 software programs, Multple vendors
Private Label Phone Customers
cust
Data
Signaling
Voice
Elephant Talk Intelligent Mobile Platform
cust
cust
cust
cust

- ETAK Mobile Platform will provide 50% or more reduction in cost for operations
- ETAK Private Label Customer installed in max 6 weeks versus at least 6 months for competitors

ETAK's Enhanced Value Proposition


INCREASING MARGINS
40+%
0%
C.M.S
Mobile & Wireless Connectivity
Land Line Services,
Customized Mobile Services
Expanded Services
Foundation
BARRIER TO ENTRY

Customized Mobile Services

Elements of Solution

- Your *Own* Identity/Profile supported by Voice Verification, if required
- Your *Actual* Location
- Any Place, Any Time, Any Device *Online* Secure Connectivity, supported by Near Field Communication, if required

Solution Products & Services

- Healthcare monitoring and medical alerts
- Medical records on your cell phone
- Secure mobile banking, payments
- Credit card fraud prevention
- Child tracker – where exactly is my child now?
- Mapping/Navigating Services
- Social networking 3D online services
- EZ-Pass / SunPass on your phone
- Sports events / cashless tickets on your phone


우리은행
조흥은행
하나은행
신한은행

Mobile Banking



Telemedicine

Select Financials

Fiscal Year End:	December 31st	Market Cap :	$64.50 million
Current Price (8/10/09):	$1.20	Shares Outstanding:	53.86 million
2008 Revenue:	$44.4 million	2008 EBIT:	($14.5 million)

Guidance for T-Mobile and Vodafone*

- Spain: Vizzavi Espana, a Vodafone Group Company
- Netherlands; T-Mobile
  - 2009 Q3 & Q4: $6 million revenues ($46 mm total rev.)
  - 2010: $24 million revenues ($74 mm total rev.)
  - 2010: positive EBITDA

Outlook for 2012*

Company Objective:

To be present in 10 countries with its Mobile Enabling Platform

Average Financial Model per Country

Amount of SIM cards** in year 3:	360,000
Average Monthly Revenue per SIM:	$ 7.40
Average Annual Revenues:	**$32 million**
Average Monthly Gross Profit per SIM:	$ 2.40
Average Annual Gross Profits:	**$10.4 million**

**A SIM card or *Subscriber Identity Module* is a portable memory chip used in some models of cellular telephones. The SIM card makes it easy to switch to a new phone by simply sliding the SIM out of the old phone and into the new one. The SIM holds personal identity information, cell phone number, phone book, text messages and other data. It can be thought of as a mini hard disk that automatically activates the phone into which it is inserted.

The Killer Application
Preventing Electronic Fraud

- 2008 – Card Not Present Fraud cost the US Financial Services Industry an estimated $52Bn***
- 2008 – Card Present Fraud – Credit and Debit Card cost the US Financial Services Industry an estimated $50Bn***
- 2008 - Internet Banking Fraud cost the US Financial Services Industry an estimated $15Bn***
- 2008 – Telephone Fraud cost the US Financial Services Industry an estimated $7Bn***
- Gartner predicts that cost of card fraud to the industry will go up threefold over the next 3 to 5 years

***Source Gartner Research



CNP $52 Bn
CP $50 Bn
IB $15 Bn
Tel $7 Bn
6%
12%
42%
40%

How Does it Work?
Genuine Or Fraudulent Transaction


BANK
ATM
VISA
Galway
Dublin
Limerick
Cork
Belfast

- Customer Cell Phone and Customer Card are NOT in *Proximity*[1]
- Proximity can be determined, anonymously, to a high degree of granularity, in a fraction of a second!

[1] *proximity* n. The state, quality, sense, or fact of being near or next; closeness

VALid-POS™ *Benefits Summary*

✓ **Protect**

Highest level of customer protection -invisible detection of both potentially fraudulent and legitimate transactions



✓ **Automate**

Fully automated resolution handling – identity and transaction verification


ROI

✓ **Save**

Complete integrated solution to provide the highest levels of security: fraud reduction; false positive reduction; automate manual processes, resulting in savings & high customer satisfaction & retention



Management Team

- **Steven van der Velden, Chairman, President and Chief Executive Officer**
  - Co-founded the International Telemedia Association, known today as the Network for Online Commerce,
  - Co-founded InTouch Telecom to offer a wide range of business and consumer telecom applications. Under his leadership InTouch was successfully sold to Global Telesystems Group
  - Co-founded E-commerce Park, a data centre and internet hosting facility, located on top of the various fiber optic landing points in Curaçao.
  - Chairman of QAT Investments a Luxemburg venture fund investing in early-stage technology companies
- **Martin Zuurbier, Chief Technology Officer**
  - 15 years of experience in the telecom field, including as director and founder of Vocalis Telecom Group
  - Experience in building, maintaining, and operating a telecom network spanning eight countries in Europe
  - Developed new switching technology in collaboration with major technology vendors
- **Mark Nije, Chief Financial Officer**
  - Former Project Manager for Tebodin Consulting Engineers, Reitsma & Wertheim Merger & Acquisition
  - Co-founded Logistic Management International an international cargo transportation & airport handling company
  - Partner of QAT Investments, active investment manager, board member in various ICT related ventures
  - GM/CFO of Benoit Telecom, specially managed the various asset acquisitions and audits
- **Patrick Carroll, Chief Executive Officer, Founding Director, ValidSoft**
  - Over 25 years experience in Information Technology and Financial Markets.
  - He was Head of Electronic Trading Technology in Europe for Goldman Sachs, where he performed the role of Co-Head of European Equities Technology & worked in advisory capacity with the Investment Banking Division
- **Phil Hickman, Chairman, ValidSoft**
  - Consultant in the fields of offshore banking, business process outsourcing, payment & cash management solutions, internet and telephony security. Clients include Boston Consulting Group, Quadrant Consultants, Royal Mail Group, Royal Bank of Scotland Group, HP, BT and Emirates NBD Group.
  - He was CEO of Intelligent Processing Solutions Limited a BPO joint venture between the major UK banks and Unisys
  - Spent 32 years in HSBC Bank. He was the Head of Strategy & Planning for the Commercial Bank
- **Steve Gersten, Vice President of Sales and Operations, ValidSoft**
  - Over 20 years of Executive sales and operations in the computer software industry, specializing in security and systems management software.
  - 15 years as a Senior Sales Executive for Computer Associates (CA), working in the security, systems, application and desktop divisions exceeding all sales quotas.
  - Headed several start-up security ventures, where he built the infrastructure and sale organizations.

Investment Highlights

- Management, insiders and affiliates have invested over $40 million in ETAK
- Elephant Talk anticipates deploying its next generation Mobile Telecom Platform in at least 10 countries by 2012*
- Services that prevent credit card fraud could provide investors with significant additional upside
- Other applications such tele-banking, tele-medicine, energy, community management i.e.(sports teams, special interest groups, etc) and entertainment could also boost earnings significantly

Contact Us

Corporate Headquarters

Steven van der Velden
steven.vandervelden@elephanttalk.com
Schiphol Boulevard 249
1118 BH Schiphol
The Netherlands
Phone: +31 20 653 59 16
www.elephanttalk.com

Investor Relations

Alliance Advisors, LLC
Alan Sheinwald, President
Phone: (914) 669-0222
asheinwald@allianceadvisors.net
The Verrazano Group, LLC
Steve Chizzik, President
Phone: (908 688 9111)
steve@theverrazanogroup.com